UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 16, 2010

APOGEE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10456	04-3005815
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

129 Morgan Drive
Norwood, Massachusetts 02062
(781) 551-9450
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On April 16, 2010, the Securities and Exchange Commission (the “Commission”) issued an order suspending trading in the common stock of Apogee Technology, Inc. (the “Company”) for the period from April 16, 2010 through April 29, 2010 because the Company has been delinquent in the filing of its periodic reports since March 2009.  Prior to the suspension, Apogee was quoted on the Pink Sheets under the ticker symbol “ATCS.”  A copy of the Commission’s order is publicly available at www.sec.gov under Divisions -- Enforcement – Trading Suspensions.

Also on April 16, 2010, the Commission issued an order instituting public administrative hearings against the Company pursuant to Section 12(j) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to revoke the registration of the Company’s common stock under Section 12 of the Exchange Act.  A copy of the Commission’s order is publicly available at www.sec.gov under Divisions -- Enforcement – Enforcement Actions -- Administrative Proceedings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE TECHNOLOGY, INC.

Dated: April 22, 2010	By:	/s/ Herbert M. Stein
Herbert M. Stein
President, Chief Executive Officer and Chairman of the Board